                                                                EXHIBIT 99(a)(3)


                         NOTICE OF GUARANTEED DELIVERY

                      TO TENDER OF SHARES OF COMMON STOCK

                                       OF

                             J. RAY MCDERMOTT, S.A.
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 13, 1999
                                       OF
                      MCDERMOTT ACQUISITION COMPANY, INC.
                          a wholly-owned subsidiary of
                         MCDERMOTT INTERNATIONAL, INC.

  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares (the "Shares") of common stock, par value $.01 per share, of J. Ray McDermott, S.A., a Panama corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to First Chicago Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined under "Terms of the Offer" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail to the Depositary. See "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                       The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK


               By Mail:                            By Overnight Courier:
           Corporate Actions                         Corporate Actions
             Suite 4660                                  Suite 4680
          Post Office Box 2569                         14 Wall Street
        Jersey City, NJ 07303-2569                     Mail Suite 4680
                                                     New York, NY 10005

                                   By Hand:
                     c/o Securities Transfer and Reporting
                                Services, Inc.
                            Attn: Corporate Actions
                         100 William Street, Galleria
                              New York, NY 10038


  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to McDermott Acquisition Company, Inc., a Panama corporation (the "Purchaser") and a wholly-owned subsidiary of McDermott International, Inc., upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 13, 1999 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged, _______ shares of common stock, par value $0.01 per share (the "Shares"), of J. Ray McDermott, S.A., a Panama corporation, pursuant to the guaranteed delivery procedure set forth under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

Certificate Nos. (if available):                                            SIGN HERE

---------------------------------------------------       ------------------------------------------------
                                                                   (Signature(s) of Holder(s))

                                                          Dated:
---------------------------------------------------             ------------------------------------------

                                                          Name(s) of Holder(s):

                                                           -----------------------------------------------
If Shares will be delivered by book-entry transfer:                    Please type or print


Account No.
           -----------------------------------------      ------------------------------------------------
                                                                             Address
at The Depository Trust Company

                                                          ------------------------------------------------
                                                                                                  Zip Code

                                                          ------------------------------------------------
                                                                    Area Code and Telephone Number

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)


  The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal, and any other required documents, all within three New York Stock Exchange trading days of the date hereof. A "trading day" is any day on which the New York Stock Exchange is open for business.


---------------------------------------------------       ------------------------------------------------
               Name of Firm                                                 Authorized Signature

---------------------------------------------------       ------------------------------------------------
                 Address                                                          Title

                                                          Name:
---------------------------------------------------             ------------------------------------------
                                           Zip Code                       Please type or print

                                                          Dated:
---------------------------------------------------             ------------------------------------------

---------------------------------------------------       ------------------------------------------------
        Area Code and Telephone Number




               DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3